                                                                   Exhibit 99.5

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                           MACC PRIVATE EQUITIES INC.,
                             A DELAWARE CORPORATION,
                                       AND
                         MORAMERICA CAPITAL CORPORATION,
                               AN IOWA CORPORATION

         1. MorAmerica  Capital  Corporation,  an Iowa corporation (the "Merging
Company"),  shall merge with and into MACC  Private  Equities  Inc.,  a Delaware corporation (the "Surviving  Corporation"),  pursuant to this Agreement and Plan of Merger and in accordance with Delaware law. This Agreement and Plan of Merger is intended to be and meets the  requirements  of an  agreement  of merger under
Delaware law.

         2. The merger shall be effective at 12:00 PM Central  Daylight  Time on
April 30, 2008 (the "Effective Time").

         3. The corporate  existence of the Surviving  Corporation  shall not be affected by the merger.

         4. The  separate  existence of the Merging  Company  shall cease at the
Effective Time.

         5. The Certificate of Incorporation of the Surviving Corporation, as in
effect at the Effective Time, shall remain in effect,  unaltered, as the charter of the Surviving Corporation,  subject to its later amendment in accordance with the General Corporation Law of Delaware.

         6.  The  Bylaws  of the  Surviving  Corporation,  as in  effect  at the
Effective  Time,  shall  remain  in  effect,  unaltered,  as the  Bylaws  of the
Surviving  Corporation  until such Bylaws  thereafter are amended or repealed in accordance with the General Corporation Law of Delaware or such Bylaws.

         7. From and after the  Effective  Time,  the Board of  Directors of the
Surviving Corporation shall consist of the persons who were serving as directors of the Surviving  Corporation  immediately prior to the Effective Time, and such persons shall hold office in accordance with the Bylaws of the Corporation until their successors are elected or until their earlier resignation or removal. From and after the Effective  Time, the officers of the Surviving  Corporation  shall consist of the persons who were serving in such capacities  immediately prior to the Effective  Time, and such persons shall hold office until the appointment of their respective successors or until their earlier resignation or removal.

         8. At the  Effective  Time,  all shares of common  stock of the Merging
Company which are outstanding  immediately prior to the Effective Time shall, by virtue of the merger,  be  canceled;  and no  interests,  obligations,  or other securities  of the  Surviving  Corporation  or any other  company and no cash or other property  shall be issued or paid with respect to such canceled  shares of common stock.

         9. At the  Effective  Time,  the  title to all real  estate  and  other property owned by the Merging  Company,  including  without  limitation all bank accounts,  investment  securities and assets of every kind and nature,  shall be vested in the Surviving Corporation without reversion or impairment.

         10. At and after the Effective  Time, the Surviving  Corporation  shall have  all of the  liabilities  of the  Surviving  Corporation  and  the  Merging
Company.

         11. A proceeding  pending  against the Merging Company at the Effective
Time may be  continued  as if the  merger  had not  occurred,  or the  Surviving
Corporation may be substituted for the Merging Company in such proceeding.

         12. This  Agreement and Plan of Merger may be terminated and the merger may be abandoned at any time prior to the Effective Time of the merger  pursuant to Delaware law by consent of the Merging Company and the Surviving Corporation,
expressed by action of their respective  Boards of Directors and without further action of their respective stockholders, even if the merger has been approved by the stockholders of the Surviving Corporation and the Merging Company.

         13. If this  Agreement and Plan of Merger is terminated  and the merger is abandoned  pursuant to the  provisions of this  Agreement and Plan of Merger, then this Agreement and Plan of Merger  thenceforth  shall be null and void; and
there shall be no liability  with respect to the Agreement and Plan of Merger on the part of the  corporations  which are parties to this  Agreement  and Plan of
Merger or their respective stockholders, directors or officers.

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         IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement and
Plan of Merger to be duly executed as of April 29, 2008.

                                 MACC PRIVATE EQUITIES, INC.
                                 a Delaware corporation

                                 By:   /s/ Robert A. Comey
                                     ----------------------------------------
                                 Name:  Robert A. Comey
                                      ---------------------------------------
                                 Title:   Executive Vice President
                                        -------------------------------------

                                 MORAMERICA CAPITAL CORPORATION
                                 an Iowa corporation

                                 By:  /s/ Robert A. Comey
                                     ----------------------------------------
                                 Name:  Robert A. Comey
                                       --------------------------------------
                                 Title:    Executive Vice President
                                         ------------------------------------